Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.70

                           AMENDMENT #2 TO THE LSA #9

This Amendment #2 ("Amendment #2") to the Licensed Software Addendum #9 dated January 1, 2002 ("LSA #9") is made as of November 1, 2003 (the "Effective Date") by and between Konica Minolta Business Technologies, Inc., a Japanese corporation ("KMBT") and Peerless Systems Corporation, a Delaware corporation ("PEERLESS"), pursuant to the provisions of the Master Technology License Agreement between those Parties dated January 16, 2000 ("MTLA"). This Amendment #2 is hereby incorporated into the LSA #9 and the MTLA by reference herein.

All capitalized terms used in this Amendment #2 that are not specifically defined herein shall have the meaning ascribed to them in the LSA #9, Amendment #1 to the LSA #9, MTLA and the Licensed Software Addendum #5 between those Parties dated July 1, 2001 ("LSA #5").

NOW THEREFORE, KMBT and PEERLESS hereto agree as follows:

1. In exchange for an additional *** term for the ***Annual License as set out in Section 2.5 of LSA #9, KMBT agrees to pay PEERLESS an additional nonrefundable, non-transferable, and non-creditable payment in the amount of ***. This payment in the amount of *** shall be due and payable by KMBT to PEERLESS upon execution of this Amendment #2, but not later than January 31, 2003.

2.       The additional *** term shall be from *** through and including ***.

3. It is further agreed by the Parties that this Amendment #2 shall cover the Subsequent Term Defined Distribution License set out in Section 2.2 of Exhibit C to LSA #5. During the term of this Amendment #2, no fees beyond those enumerated herein shall he required to cover the license granted in LSA #5 for the PEERLESSPRINT(R)5E Native Windows 2000 Printer Driver and the PEERLESSPRINT(R)6 Native Windows 2000 Printer Driver.

4. The following Authorized KMBT Devices shall be added to the list of Authorized KMBT Devices in Section 2.0, "ADDITIONAL LICENSE GRANTED", of LSA #9:
IP-424, PS-346 and any new KMBT Products that will include "PEERLESS" Licensed Products and will be released in calendar year 2004.

5.       A new Section 2.1.9 is hereby added to Exhibit A of LSA#9 as follows:

         "2.1.9 The IP-424 Series (including IP-424 Japanese version and IP-424 English and Japanese version, Roman and Kanji PostScript Option Kit PS-346)."

6.       The following rows shall be added to the end of the Table I in Section
2.1 of Exhibit C of LSA #9:

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

                          IP-424                                         ***        ***         ***
                          PS-346                                         ***        ***         ***
                         PS-3463                                         ***        ***         ***
Any new KBMT Products that will include Peerless Licensed
   Products and will be released in calendar year 2004.                  TBD        TBD         TBD

7.       A new Section 2.2 is hereby added to Exhibit C of LSA#9 as follows:

         "As a condition for incorporating any new KMBT devices released during 2004 containing PEERLESS Licensed Product(s) to be licensed under this Amendment #2, KMBT shall (1) provide to PEERLESS prior written notice of its intent to release such device at least thirty (30) days prior to first commercial shipment (such notice must include model name, product speed and class, MSRP, and a non-binding projected shipment forecast) and (2) provide ongoing quarterly reporting for all new devices as required for Authorized KMBT Devices shipped under this LSA #9. In the event that the *** Annual License is not extended, KMBT shall have no license to ship such new devices beyond the term of the *** Annual License. If KMBT wishes to continue to ship such new devices beyond the term of the *** Annual License, the parties shall negotiate per unit license fees for such new devices before expiration of this LSA."

8.       The following rows shall be added to the end of the Table 2 in Section
2.5.1 c) of Exhibit C of LSA #9:

                                     IP-424
                                     PS-346
      Anynew KBMT Products that will include Peerless Licensed Products and will be released in calendar year 2004.

9. Except as expressly provided herein, all other terms and conditions of the LSA #9 shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment #2 to be duly executed by their duly authorized representatives as set forth below.

KONICA MINOLTA BUSINESS TECHNOLOGIES,      PEERLESS SYSTEMS CORPORATION
INC.

BY:                                        BY:

/s/ KATSUNOBU IMAZATO                      /s/  WILLIAM NEIL
------------------------------------       -------------------------------------
(Authorized Signature)                     (Authorized Signature)

Name:    Katsunobu Imazato                 Name:    William Neil
Title:   General Manager,                  Title:   Vice President Finance & CFO
         R&D Administration Div.,          Date:    January 30, 2004
         Imaging System R&D HQ
Date:    January 29, 2004
//End

                                        2